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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

October 16, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the period ended September 30, 2002. The net asset value per common share at that date was $13.68. In addition, during the quarter, three $0.105 per share monthly dividends were declared and paid to common shareholders.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund had a total return, based on income and change in net asset value, of - 9.2%. This compares to the NAREIT Equity REIT Index's* total return of - 9.1%. For the period February 28, 2002 (commencement of operations) through September 30, 2002, the fund's total return was - 1.8%, compared to NAREIT's 1.2%.

    REITs faced a difficult third quarter, experiencing a negative quarterly return for the first time in a year and their worst quarterly performance in four years. Their poor performance was accompanied by one of the worst quarters, years and three-year periods in stock market history. Further, the bond bull market continued unabated as interest rates fell to generational lows -- once again dispelling the perception of the relationships among stocks, REITs and interest rates. The declines in interest rates and share prices appear to be the result of growing concern about the strength of the economic recovery and the resulting impact on corporate profitability. Indeed, earnings expectations based on both bottom-up and top-down analyses of the major stock market indexes have declined continuously over the past several months. With potential third-quarter earnings disappointments deflating share values, including those of REITs, there appeared to be few places to escape from the bear market in equities. Even with their disappointing absolute performance, however, REITs still outpaced the broader equity market by a wide margin.

    In the third quarter, negative sentiment spread to the REIT sector for the first time in years. Slow job growth and rising corporate and individual bankruptcies have begun to take a toll on the credit-worthiness of many users of space, both commercial and residential. Whereas interest rates are at generational lows, they have failed to stimulate the type of growth that would be consistent with historical precedent. This has caused some to wonder whether the United States is entering a 'Japan-like' economic environment, in which we experience an unprecedented long-term economic slowdown that cannot be reversed through the use of central bank monetary policy. Also weighing heavily on investors' minds is the prospect of war against Iraq, which many fear could cause the existing slow growth climate to revert into a new recession.

    Just as much of corporate America is having trouble increasing prices, many landlords too are now in a situation, for the first time in years, where they cannot raise rents. Many markets are experiencing declines in rents and landlords are increasing concessions in order to retain or attract tenants. While a decline in new construction

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(with the exception of apartments) is a positive for fundamentals in the future, the more important factor is that a shortage of tenants for most property types in most major markets has developed.

    There are exceptions, of course, though very few. Most notable is retail real estate, which has been the strongest sector due to the enduring strength of the consumer. Evidence of this sector's strength can be found in stable occupancy rates, strong sales per square foot performance, and moderate net rental growth. Retail REITs, consequently, have had the best earnings growth this year -- as well as the best stock price performance -- though fears of a retrenchment in consumer spending are causing some analysts to question the sustainability of retail REITs' earnings growth. Other companies that have outperformed have done so by virtue of acquisition opportunities, refinancing events or new developments. Most sectors and companies, however, have struggled to maintain occupancies and rents. As we close in on the final months of 2002, earnings expectations have been uniformly reduced for both this year and 2003. Some sectors, such as apartment, are not expected to experience a recovery until late 2003 or early 2004.

    Finally, with the phenomenon of all time low interest rates seemingly unable to ignite a stronger economy, the dreaded prospect of deflation is getting more attention. With respect to real estate, this environment has created crosscurrents that we believe have never before existed. The sluggish economy, which is precipitating pressure on rents and occupancies, should logically result in a withdrawal of credit to real estate and declining property values. Nevertheless, credit remains quite plentiful for real estate buyers and owners. Thus, offsetting lower real estate operating income has been lower financing costs. Further, because investors' return expectations are significantly lower than in recent memory, many investors are finding the potential for a bond-like return in the mid to high single digits, with a call on some future growth, quite attractive. The net result has been stable property values despite eroding fundamentals. We do not believe that this situation can persist -- either fundamentals have to improve or property values are bound to eventually fall.

INVESTMENT OUTLOOK

    After nearly three years of superior investment performance, which were the result of strong real estate conditions, the REIT rally appears to have stalled in the third quarter. This seems to have coincided with the reality that real estate fundamentals are succumbing to the same economic issues that are impacting much of corporate America. Nonetheless, we are not of the belief that a new bear market in REITs is in the offing. On the contrary, we believe that the massive monetary and fiscal stimulus that has been injected into the U.S. economy will result in renewed growth. This, in fact, is already becoming evident in many economic statistics. Although job growth has been slow, our reading of economic history suggests that this is normal in the early stages of a recovery. Meanwhile, vacancy rates have stabilized for many major property types, new construction has plummeted (with the notable exception of the apartment sector) and the real estate industry as a whole has remained on very sound financial footing. This is especially true for most publicly traded REITs, which have taken

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

advantage of favorable debt markets to strengthen their balance sheets. Consequently, we believe REITs today are poised to fully participate in any coming economic upturn.

    Many people who watch the stock market closely and have been discouraged by the bear market that has been plaguing it for nearly three years seem to be among the most pessimistic about the U.S. economy. In retrospect, however, the bursting of the stock market bubble that began in 2000 has simply served to correct an extreme overvaluation of stock prices -- perhaps the greatest that ever existed. These valuations could not have been sustained no matter what the economic growth rate. Unfortunately, this process coincided with a major cyclical decline in the economy and profits, which worsened valuations and deepened this corrective process. While the decline in stock prices may not yet be complete, with the major averages at or below five year lows, we have certainly come a long way toward unwinding many excesses.

    In contrast to stocks, REITs began the year 2000 having already undergone a nearly two-year correction from a modestly overvalued level in early 1998. With earnings and dividends growing steadily for the past three years, price appreciation has barely kept pace with earnings growth. As a result, REITs today are near the lowest level of their historic valuation range with respect to price/cash flow multiples and discounts from net asset values. In addition, REIT dividend yields are at all-time-wide spreads relative to fixed income instruments. While these discounted valuations may at first appear to be consistent with weakening fundamentals, we believe they have been overdone given our expectation of a stabilizing (if not expanding) economy.

    The only major strategic change we have made in the recent quarter is that we have taken a substantial underweight position in the apartment sector due to the combination of a deteriorating supply and demand situation and relative valuation. The low interest rate environment -- which has made single family housing very affordable and increased the propensity to own rather than rent -- has decreased demand for rental housing. Exacerbating this has been slow job growth and household formations due to the weak economy. Whereas this weakening in demand rationally would be expected to cause a contraction in the supply of new apartments, construction almost nationwide has continued unabated. The reason: low capitalization rates for apartments and the low cost of borrowing have reduced developers' hurdle rates, and capital is still plentiful from both banks and government sponsored lenders. The resulting rise in vacancy rates has precipitated a decline in rents (as well as an increase in free rent and other concessions), which is undermining the economics of the industry. In short, landlords of apartments have little or no pricing power -- and little prospect of this changing. In addition, apartment REIT valuations have persisted at levels that are above both their historical levels and the REIT averages.

    In our view, with REITs selling at an average current yield of 7%, and with an average dividend payout ratio that is below 70%, the industry is as attractively valued as ever. Furthermore, unlike many other investments in which the value of a company's assets can evaporate literally overnight, REITs own hard assets whose value has permanence, produces cash income and has growth potential. In the uncertain environment that pervades the

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

financial markets today, we believe that REITs represent excellent value and the ability to add meaningfully to any portfolio's diversification and return potential.

Sincerely,

    MARTIN COHEN                                    ROBERT H. STEERS
    MARTIN COHEN                                    ROBERT H. STEERS
     President                                         Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM
    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER                     DIVIDEND
                                                                OF SHARES       VALUE       YIELD(1)
                                                               -----------   ------------   --------
EQUITIES                                            154.67%
  COMMON STOCK                                      115.53%
    DIVERSIFIED                                       3.14%
        Colonial Properties Trust...........................       457,100   $ 16,537,878     7.30%
                                                                             ------------
    HEALTH CARE                                      16.69%
        Health Care Property Investors......................       516,500     22,002,900     7.70
        Health Care REIT....................................       982,825     26,880,264     8.56
        Nationwide Health Properties........................     1,410,300     24,045,615    10.79
        Ventas..............................................     1,124,400     15,010,740     7.12
                                                                             ------------
                                                                               87,939,519
                                                                             ------------
    INDUSTRIAL                                        3.42%
        First Industrial Realty Trust.......................       501,300     15,535,287     8.78
        Keystone Property Trust.............................       150,000      2,496,000     7.81
                                                                             ------------
                                                                               18,031,287
                                                                             ------------
    OFFICE                                           37.90%
        Arden Realty........................................       552,300     13,061,895     8.54
        Boston Properties...................................       313,800     11,673,360     6.56
        Brandywine Realty Trust.............................       779,400     17,575,470     7.80
        CarrAmerica Realty Corp.............................       291,900      7,347,123     7.95
        Crescent Real Estate Equities Co....................       936,300     14,699,910     9.55
        Equity Office Properties Trust......................     1,188,500     30,687,070     7.75
        Highwoods Properties................................       944,300     22,096,620    10.00
        Mack-Cali Realty Corp...............................       774,200     24,875,046     7.84
        Prentiss Properties Trust...........................       853,800     24,708,972     7.74
        Vornado Realty Trust................................       834,543     32,922,721     6.69
                                                                             ------------
                                                                              199,648,187
                                                                             ------------
    OFFICE/INDUSTRIAL                                 8.10%
        Kilroy Realty Corp..................................       142,600      3,381,046     8.35
        Liberty Property Trust..............................       758,200     23,504,200     7.74
        Reckson Associates Realty Corp. -- Class B..........       663,800     15,765,250    10.91
                                                                             ------------
                                                                               42,650,496
                                                                             ------------
    RESIDENTIAL -- APARTMENT                         12.82%
        Apartment Investment & Management Co. -- Class A....       331,400     12,874,890     8.44
        Gables Residential Trust............................       431,000     11,512,010     9.02
        Home Properties of New York.........................       383,000     12,447,500     7.38
        Post Properties.....................................       453,800     11,789,724    12.01
        Summit Properties...................................       259,800      5,040,120     9.79
        United Dominion Realty Trust........................       871,700     13,868,747     6.98
                                                                             ------------
                                                                               67,532,991
                                                                             ------------

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER                     DIVIDEND
                                                                OF SHARES       VALUE       YIELD(1)
                                                               -----------   ------------   --------
    SHOPPING CENTER                                  33.46%
      COMMUNITY CENTER                               17.01%
        Developers Diversified Realty Corp..................     1,747,378   $ 38,459,790     6.91%
        Federal Realty Investment Trust.....................       441,200     11,912,400     7.19
        Kimco Realty Corp...................................        90,000      2,799,000     6.69
        Kramont Realty Trust................................     1,293,300     19,140,840     8.78
        Urstadt Biddle Properties -- Class A................       544,000      6,408,320     6.96
        Weingarten Realty...................................       297,147     10,875,580     6.07
                                                                             ------------
                                                                               89,595,930
                                                                             ------------
      REGIONAL MALL                                  16.45%
        Glimcher Realty Trust...............................       281,300      5,271,562    10.25
        Macerich Co.........................................     1,280,757     39,677,852     7.10
        Mills Corp..........................................     1,198,900     35,559,374     7.38
        Taubman Centers.....................................       432,400      6,153,052     7.17
                                                                             ------------
                                                                               86,661,840
                                                                             ------------
        TOTAL SHOPPING CENTER...............................                  176,257,770
                                                                             ------------
             TOTAL COMMON STOCK (Identified
               cost -- $626,900,623)........................                  608,598,128
                                                                             ------------
  PREFERRED STOCK                                    39.14%
    HEALTH CARE                                       0.14%
        Health Care Property Investors, 8.70%, Series B.....        10,000        256,000     8.52
        Health Care Property Investors, 8.60%, Series C.....        18,800        471,316     8.58
                                                                             ------------
                                                                                  727,316
                                                                             ------------
    HOTEL                                             9.79%
        FelCor Lodging Trust, 9.00%, Series B(3)............     1,004,800     24,517,120     9.22
        Innkeepers USA Trust, 8.625%, Series A..............        80,300      1,866,975     9.29
        LaSalle Hotel Properties, 10.25%, Series A(3).......     1,000,000     25,200,000    10.16
                                                                             ------------
                                                                               51,584,095
                                                                             ------------
    INDUSTRIAL                                        0.04%
        Centerpoint Properties Trust, 8.48%, Series A.......         8,300        211,069     8.34
                                                                             ------------
    OFFICE                                           10.16%
        CarrAmerica Realty Corp., 8.55%, Series C...........        46,600      1,175,718     8.48
        Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)(3).................................     1,888,900     36,455,770     8.76
        HRPT Properties Trust, 8.75%, Series B..............       120,000      2,984,400     8.81
        Highwoods Properties, 8.625%, Series A(2)...........        13,195     12,883,268     8.83
                                                                             ------------
                                                                               53,499,156
                                                                             ------------

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                 NUMBER                     DIVIDEND
                                                                OF SHARES       VALUE       YIELD(1)
                                                               -----------   ------------   --------
    OFFICE/INDUSTRIAL                                 0.17%
        PS Business Parks, 9.25%, Series A..................        10,800   $    280,476     8.89%
        PS Business Parks, 8.75%, Series F..................         4,100        105,534     8.51
        ProLogis, 8.54%, Series C(2)........................         4,000        200,040     8.54
        ProLogis, 8.75%, Series E...........................        13,000        336,700     8.46
                                                                             ------------
                                                                                  922,750
                                                                             ------------
    RESIDENTIAL -- APARTMENT                          6.34%
        Apartment Investment & Management Co., 8.75%,
           Series D.........................................         8,600        208,636     8.99
        Apartment Investment & Management Co., 10.10%,
           Series R.........................................       950,000     24,842,500     9.56
        BRE Properties, 8.08%, Series B.....................        97,600      2,508,320     7.86
        Home Properties of New York, 9.00%, Series F........       196,300      5,280,470     8.36
        Mid-America Apartment Communities, 8.875%,
           Series B.........................................        21,800        545,000     8.88
                                                                             ------------
                                                                               33,384,926
                                                                             ------------
    SHOPPING CENTER                                  12.50%
      COMMUNITY CENTER                                7.20%
        Commercial Net Lease Realty, 9.00%, Series A........        25,000        650,000     8.65
        Developers Diversified Realty Corp., 8.60%,
           Series F.........................................     1,039,400     26,504,700     8.43
        Federal Realty Investment Trust, 8.50%, Series B....       310,300      8,036,770     8.22
        New Plan Excel Realty Trust, 8.625%, Series B.......       110,100      2,758,005     8.62
                                                                             ------------
                                                                               37,949,475
                                                                             ------------
      OUTLET CENTER                                   0.12%
        Chelsea Property Group, 8.375%, Series A(2).........        14,000        654,150     8.97
                                                                             ------------
      REGIONAL MALL                                   5.18%
        CBL & Associates Properties, 8.75%, Series B........       430,000     22,639,500     8.32
        Rouse Capital, 9.25%, Series Z......................        30,000        768,000     9.02
        Simon Property Group, 8.75%, Series F...............        30,000        799,500     8.22
        Taubman Centers, 8.30%, Series A....................       127,600      3,062,400     8.67
                                                                             ------------
                                                                               27,269,400
                                                                             ------------
        TOTAL SHOPPING CENTER...............................                   65,873,025
                                                                             ------------
             TOTAL PREFERRED STOCK (Identified
               cost -- $200,260,557)........................                  206,202,337
                                                                             ------------
             TOTAL EQUITIES (Identified
               cost -- $827,161,180)........................                  814,800,465
                                                                             ------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                             ----------
COMMERCIAL PAPER                                    1.16%
         United Bank of Switzerland Financial, 1.88%,
           due 10/01/02 (Identified cost -- $6,102,000)...      $6,102,000      6,102,000
                                                                ----------   ------------

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                             PRINCIPAL
                                                               AMOUNT        VALUE
                                                             ----------   ------------
SHORT-TERM U.S. GOVERNMENT                          0.11%
         United States Treasury Bill, 1.55%, due
           10/03/2002(3)
           (Identified Cost -- $599,948)..................   $  600,000   $    599,948
                                                             ----------   ------------
TOTAL INVESTMENTS (Identified
  cost -- $833,863,128) .......................... 155.94%                 821,502,413
LIABILITIES IN EXCESS OF OTHER ASSETS ............  (2.79)%                (14,696,368)
                                                   ------                 ------------
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED
  SHARES, SERIES T,
  SERIES W, SERIES TH, AND SERIES F (Equivalent to $25,000
  per share
  based on 2,800 shares outstanding for each
  class) ........................................  (53.15)%               (280,000,000)
                                                   ------                 ------------
NET ASSETS -- COMMON STOCK (Equivalent to $13.68 per share
  based on
  38,510,867 shares of capital stock
  outstanding) ................................... 100.00%                $526,806,045
                                                   ------                 ------------
                                                   ------                 ------------

-------------------
(1) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(2) Security trades infrequently. The fund prices this security at fair value using procedures approved by the fund's board of directors.

(3) The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products, AG and with UBS AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 223,000 shares of FelCor Lodging Trust, 9.00%, Series B, 257,000 shares of LaSalle Hotel Properties, 10.25%, Series A, 295,000 shares of Crescent Real Estate Equities Co., 6.75%, Series A, and $6,102,000 of U.S. Treasury Bills, 1.55%, due 10/1/02 as collateral for the interest rate swap transactions. Details of the interest rate swaps at September 30, 2002 are as follows:

    Counter-party: Merrill Derivative Products, AG

                     FLOATING RATE*
 NOTIONAL    FIXED    (RATE RESET      TERMINATION     UNREALIZED
  AMOUNT      RATE      MONTHLY)          DATE        DEPRECIATION
-----------  ------  --------------   -------------   ------------
$46,000,000  4.560%     1.8200%       April 5, 2005   $ (2,543,817)
$46,000,000  5.210%     1.8200%       April 5, 2007   $ (4,239,226)
$46,000,000  5.580%     1.8200%       April 5, 2009   $ (5,398,401)
                                                      ------------
                                                      $(12,181,444)
                                                      ------------
                                                      ------------

    Counter-party: UBS AG

                     FLOATING RATE*
 NOTIONAL    FIXED    (RATE RESET      TERMINATION      UNREALIZED
  AMOUNT      RATE      MONTHLY)           DATE        DEPRECIATION
-----------  ------  --------------   --------------   ------------
$24,000,000  4.450%     1.8231%       April 15, 2005   $(1,269,062)
$24,000,000  5.120%     1.8231%       April 15, 2007   $(2,123,558)
$24,000,000  5.495%     1.8231%       April 15, 2009   $(2,704,021)
                                                       -----------
                                                       $(6,096,641)
                                                       -----------
                                                       -----------

-------------------

* Based on LIBOR (London Interbank Offered Rate).

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                                       8




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(4)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE -- COMMON STOCK:
Beginning of period: 2/28/2002(5)..........                 $    101,976            $14.57
    Net investment income..................  $ 28,027,737                  $ 0.73
    Net realized and unrealized loss on
       investments and interest rate swap
       transactions........................   (30,722,298)                  (0.80)
    Distributions from net investment
       income to:
         Common shareholders...............   (24,220,179)                  (0.63)
         Preferred shareholders............    (2,789,920)                  (0.07)
    Offering and organization costs charged
       to paid-in capital:
         From issuance of common shares....    (1,151,459)                  (0.03)
         From issuance of preferred
            shares.........................    (3,360,827)                  (0.09)
                                                                           ------
    Capital stock transactions:
         Sold..............................   559,148,728
         Distributions reinvested..........     1,772,287
                                             ------------
Net increase/(decrease) in net asset
  value....................................                  526,704,069             (0.89)
                                                            ------------            ------
End of period: 9/30/2002...................                 $526,806,045            $13.68
                                                            ------------            ------
                                                            ------------            ------

-------------------
(4) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.
(5) Commencement of operations.

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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                                       9

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX

             FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
                SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                           SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.


OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and chairman

 Martin Cohen
 Director and president

 Gregory C. Clark
 Director

 Bonnie Cohen
 Director

 George Grossman
 Director

 Richard J. Norman
 Director

 Willard H. Smith Jr.
 Director

 Greg E. Brooks
 Vice president

 Adam Derechin
 Vice president and assistant treasurer

 Lawrence B. Stoller
 Assistant secretary

KEY INFORMATION

INVESTMENT MANAGER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUBADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT -- COMMON SHARES
Equiserve Trust Company
150 Royall Street
Canton, MA 02021
(800) 426-5523

TRANSFER AGENT -- PREFERRED SHARES
The Bank of New York
100 Church Street
New York, NY 10007

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol: RQI
Web site: cohenandsteers.com

This report is for shareholder
information. This is not a prospectus
intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       12



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           COHEN & STEERS
---------------------------------
     QUALITY INCOME REALTY FUND



         QUARTERLY REPORT
        SEPTEMBER 30, 2002



COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017